Exhibit 99.1 Investor Presentation September | 2025

Disclaimer Statements contained in this presentation and the information contained herein (collectively, the “materials”) describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. Nothing contained in the materials is, or shall be relied upon as, a promise or representation, either express or implied, as to future performance. In addition, the information contained in the materials is as of the date hereof (except where otherwise expressly noted), and FPH and its representatives have no obligation to update such information, including in the event that such information becomes inaccurate. The materials have been prepared solely for informational purposes. The recipient should not construe the contents of the materials as legal, tax, accounting or investment advice or recommendations or business, financial or related advice. The recipient should consult its own counsel and tax and financial advisors as to the legal and related matters described in the materials. No person providing any materials is acting as a fiduciary or advisor with respect to the materials. The materials do not purport to be all-inclusive or to contain all of the information that the recipient may require. To the maximum extent permitted by law, none of FPH, its representatives, its agents, or any other person accepts any liability, including without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in the materials. This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This presentation may contain forward-looking statements regarding: risks associated with the real estate industry; downturns in economic conditions or demographic changes at the national, regional or local levels, particularly in the areas where FPH properties are located; uncertainty and risks related to zoning and land use laws and regulations, including environmental planning and protection laws; risks associated with development and construction projects; our ability to successfully execute planned and potential transactions, including acquisitions of assets or other interests, and the potential failure to realize the expected benefits of such transactions in the expected timeframes or at all; adverse developments in the economic, political, competitive or regulatory climate of California; loss of key personnel; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; fluctuations in interest rates; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; exposure to liability relating to environmental and health and safety matters; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to litigation or other claims; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; intense competition in the real estate market and ability to sell properties at desirable prices; fluctuations in real estate values; potential impairment charges and adjustments related to the accounting of our real estate assets and investments; changes in property taxes; risks that increased tariffs will increase development costs or impact pricing for our land; risks associated with FPH trademarks, trade names and service marks; conflicts of interest with directors; general volatility of the capital and credit markets; and risks associated with public or private financing or the unavailability thereof. We caution you that any forward-looking statements included in this presentation are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our annual report on Form 10-K, under the heading “Risk Factors” and our quarterly reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, under the heading Cautionary Statement Regarding Forward Looking Statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. This presentation is confidential and may not be reproduced or otherwise distributed or disseminated, in whole or part, without the prior written consent of Five Point Holdings, LLC (together with its subsidiaries, “Five Point,” the “Company,” “we”, “us” and “our”), which consent may be withheld in our sole and absolute discretion. This presentation includes financial data and financial information of Five Point. Five Point (directly and through wholly owned subsidiaries) serves as the managing general partner and owns approximately 62.8% of the outstanding Class A units of Five Point Operating Company, LP (the “Operating Company”). Since Five Point does not conduct any operations or hold any assets, other than through the Operating Company, the consolidated financial statements of Five Point are substantially the same as those of the Operating Company, except for non-controlling interests, and balances related to income taxes, including obligations arising under a tax receivable agreement. This presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire securities of Five Point nor shall there be any sale of securities in any state or other jurisdiction to any person or entity to which it is unlawful to make such offer, solicitation or sale in such state or jurisdiction. 1

Today’s Presenters Dan Hedigan Mike Alvarado Kim Tobler President and Chief Operating Officer and Chief Financial Officer, Chief Executive Officer Chief Legal Officer Treasurer and Vice President ⚫ 40+ years of experience in MPC ⚫ 30+ years of experience in real estate ⚫ 35+ years of experience in real estate development and homebuilding entitlement, development and transactions tax planning, finance and accounting 2

Five Point Holdings "At-A-Glance"

Company Highlights

- Five Point is one of the largest owners and developers of mixed-use planned communities ("MPCs") in **coastal California**
- We **seamlessly integrate** residential, commercial, retail, schools, and recreational elements with public amenities, including civic areas for parks and open space
- Our communities are located in three of the state's **most dynamic coastal markets**
- We currently earn revenue primarily from **sales of residential and commercial land sites** at Great Parks and Valencia; Candlestick is on track for development starting in 2026
- Our recent investment in Hearthstone Residential broadens our platform to deliver **flexible, off-balance sheet capital** supporting homebuilders' land-light strategies and drives **stable and recurring revenue** through asset management and performance fees

Our Communities


~40,000
Residential Homesites Built or Planned
~23mm
Commercial Sq. Ft. Built or Planned
~18,000
Gross Acres
~10,500
Acres of Planned Open Space
~6,000
Affordable Housing Units Built or Planned
FIVEPOINT
CANDLESTICK
San Francisco
Valencia
Great Park NEIGHBORHOODS
HOLLYWOOD
Los Angeles
Irvine

Note: Our communities are designed to include up to the approximate number of homesites and commercial square footage disclosed above but are subject to change based on ultimate use and land planning

FIVEPOINT | 3

Continuously Creating Value at our MPCs Five Point strategically monetizes land to further build out the community, which creates additional value for the remaining land, thereby establishing a captive residence base Virtuous Cycle of Value Creation… …By Transforming Land Into Thriving, Connected Communities Community Design ⚫ Diverse residential offerings that meet the needs of families at every Mixed-use Planning stage, including affordable options ⚫ Renewable energy integration and net-zero emission development at Valencia Community Entitlement Stabilization Process Community Essentials ⚫ Modern office and employment centers VALUE CREATION ⚫ High-performing schools CYCLE ⚫ Access to leading healthcare facilities and civic services Commercial and Horizontal Recreational Infrastructure Community Amenities Development Development ⚫ Walkable retail, dining, and neighborhood services Land Sales to ⚫ Expansive parks, open space, and trail systems Home Builders & Commercial Developers/Users ⚫ Integrated bike paths and transit links to wider metro area 4

Appreciating Land Value at Great Park Demonstrates Value Creation Process Development of parks, schools, community spaces, and commercial amenities at Great Park has attracted new residents and increased the value of Great Park land over time (1) Average Price Per Residential Acre Sold at Great Park; $mm ~19% CAGR $11.7 $8.6 $8.3 $5.5 $4.8 $4.3 2020 2021 2022 2023 2024 H1'25 Since 2020, the Great Park Venture has recognized an additional aggregate $93mm in revenue through a profit participation ( PAPA ) program and $75mm in revenue from additional variable price participation consideration on 2023 homesite sales Source: Company filings as of June 30, 2025 (1) YTD through Jun-25; Excludes one-time bulk sale of undeveloped land consisting of ~800 homesites; Assumes 60% Luna Park payment received up front (does not included any deferred payments) 5

Our MPCs Provide a Runway for Significant Value Creation for 20+ Years

Estimated Build-out Timeline

Current 2030 2035 2040 Thereafter

Pipeline for Long-Term Value



Full Sell-out
Inception
Mature Community
Land Development / Initial Sales

Great Park Neighborhoods

Development	
Sales	~200 Total Acres

Valencia

Development	Entitlement and Site Development
Sales	~2,000 Total Acres

Subject to receipt of regulatory approvals, sales in new villages are anticipated to begin in the next few years, with homesite sales expected to conclude by 2050

Candlestick

Development	Site Development
Sales	~90 Total Acres

Land sales anticipated to begin in the next few years, with sales expected to conclude by 2040; Note, excludes an additional 117 acres at Shipyard where sales are expected to extend beyond 2040

Our communities include ~2,400 acres of future development

FIVEPOINT 6

Key Credit Highlights 1 Highly-compelling long-term California market dynamics 2 Differentiated MPCs in prime locations within supply-constrained markets 3 Investment in Hearthstone Residential creates a new growth engine Conservative balance sheet with low leverage and high asset coverage 4 Strong relationships with leading builders and organizations 5 Proven management team with strong track record of execution 6 7

1 Highly-Compelling Long-Term California Market Dynamics (1) (2) California Continues to be the Golden State California Real GDP Growth Outpaces the US and Other Major States Cumulative Real GDP growth has been driven by growth in jobs and businesses ⚫ California is the largest state in the U.S. with ~40 million residents and 1 in 8 US residents living in the state; the state’s population grew 5.8% between 100% Texas: 2010 and 2020, and saw an increase of 108,000 people in 2024 90% 80% California: th ⚫ California is also now the world’s 4 largest economy at $4.1 trillion in nominal 65% 60% GDP, overtaking Japan in 2024, with economic growth of 6.0% outpacing the Arizona: top three economies including the United States at 5.3% 40% 53% ⚫ California is the nation’s top state for new business starts, access to venture 20% Florida: capital funding, and manufacturing, high-tech, and agriculture and home to 52% – the most Fortune 500 companies US: 46% (20%) ⚫ Growth in high-technology, high-income sectors has continually drawn in 2005 2010 2015 2020 2025 talented and well-educated individuals (3) California Housing Market Tailwinds California Housing Shortage is the Driving Force Production has been constrained by availability of land, labor and materials ⚫ California remains chronically undersupplied in residential land markets, primarily due to the state’s challenging and restrictive land use approval Single-family Permits Multi-family Permits Pent-Up Demand Average ’95 to ’05 process 200,000 175,000 Supply Deficit ⚫ Recent California wildfires have exacerbated the undersupply in Southern 150,000 California as displaced residents look for alternative housing options 125,000 100,000 ⚫ Shortage of entitled land and existing inventory will continue to drive strong 75,000 demand for more homes 50,000 25,000 ⚫ State homeowner occupancy rates are at all time highs (99.3%), and rental 0 (4) occupancy rates also remain strong (95.4%) (1) California Department of Finance and Public Policy Institute of California (3) U.S. Census Bureau - New privately owned housing units authorized (permits) per U.S. Census Bureau (2) U.S. Bureau of Economic Analysis (4) U.S. Census Bureau - Occupancy rate based on annual vacancy rate data for California 8 Total Housing Permits for California 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Our Communities are in Prime Locations

Great Park – Irvine, CA



Great Park NEIGHBORHOODS
Disneyland
17 mi
UC Irvine
9 mi
7 mi
Pacific Ocean

- Home to some of California's best school districts – Irvine Unified School District and Saddleback Valley Unified School District
- Access to Orange County's highly diverse economic base

Valencia – Santa Clarita, CA



Valencia
19 mi
35 mi
25 mi
45 mi
Woodland Hills
Glendale / Burbank
Downtown LA
LAX

- Home to some of California's best school districts – William S. Hard Union High School District and Newhall School District
- Immediately adjacent to Santa Clarita, the third largest city in LA County

Candlestick – San Francisco, CA



Downtown SF
Mission Bay
6 mi
4 mi
CANDLESTICK
15 mi
SFO

- Conveniently located between downtown SF and SFO
- Regional connections to Caltrain, BART, and MUNI light rail provide easy access to SF and Silicon Valley
- One of the largest incoming housing developments in SF

Source: Company filings, Company websites; Maps provided by Google

FIVEPOINT 9

② Our Communities: Great Park Neighborhoods

Community Highlights

- Great Park Neighborhoods is located in Orange County, **7 miles from the Pacific Ocean** and adjacent to Irvine Ranch Communities
- Spanning **~2,100 acres and including up to ~10,500 homesites**, Great Park Neighborhoods is constructed around the Orange County Great Park, a ~1,300-acre park which is planned to be nearly **twice the size of New York's Central Park**
- Great Park Venture sold the first homesites in April 2013 and as of 2Q25 had **sold ~9,000 homesites**, including ~850 affordable homesites
- **11 actively selling programs**, roughly half of which are expected to sell out by the end of 2025, and **another 10 programs anticipated to start sales later this year**
- Great Park Venture distributions and incentive compensation payments to the Company totaled **$231mm** in 2024
- City of Irvine completed its state-mandated regional housing needs assessment, general plan and zoning updates for the Great Park planning area, which will provide the Great Park Venture with the opportunity to convert some or substantial portions of its remaining commercial land holdings to residential uses

Q2'25 Activity

- Sold 82 homesites on approximately 5.7 acres for aggregate purchase price of $63.6mm (~$11mm / acre)
- Builders at Great Park sold 112 homes in the second quarter
- Completed bidding and contracting for a group of nine new residential programs within District 6 North (see page 11) at Great Park, totaling 572 homesites, which are being sold to six builders. Eight of the nine are anticipated to close in 2025 with the final program anticipated to close in 2026 at an average per-acre pricing level between 2024 and early 2025 sales

Acres Sold(1)


Commercial
Residential
48
4
72
45
42
3
122
84
38
69
56
13
29
2019
2020
2021
2022
2023
2024
H1'25

Homesites Sold(1)


Builder Sales
553
589
655
326
628
441
345
587
35
887
61
798
559
407
2019
2020
2021
2022
2023
2024
H1'25

Distributions ($mm)


Five Point Percentage Interest (37.5%)
DMA Incentive Comp(2)
$97
$21
$77
$67
$14
$53
$196
$42
$154
$231
$49
$182
$143
$30
$113
2019
2020
2021
2022
2023
2024
H1'25

Source: Company filings as of June 30, 2025
(1) Excludes affordable acreage
(2) Development Management Agreement incentive compensation equals 9% of distributions prior to payment of Percentage Interests

FIVEPOINT 10

2 Our Communities: Residential - District 6 North - 572 homesites; 53.9 Acres (Currently Under Contract) Remaining Land - 204.2 Acres (Includes Affordable Acres) Previous Land Sales Represents substantial majority of remaining land 11

2 Our Communities: Valencia

Community Highlights

- Valencia is located on ~15,000 acres in the Santa Clarita Valley, **one of the last growth corridors** of northern Los Angeles County
- Planned to be developed as a community with **"net zero" greenhouse gas emissions**, and ~10,000 acres of protected open space
- Homesite sales began in 2019 and as of 2Q25 Five Point had sold **~3,000** of the ~21,500 potential homesites planned at the community
- **Six actively selling programs** with one anticipated to sell out by the end of 2025, and **another four programs anticipated to start sales later this year**
- Total land sales revenue of **$139mm** in 2024

Q2'25 Activity

- Builders at Valencia sold 47 homes in the second quarter
- Continuing to work with builders on the potential sale of two new communities in Mission Village with expected closings in 2026 and 2027
- Expecting to close a 13.9 acre industrial land sale in the original Valencia Commerce Center in 2025
- Continuing to work with Los Angeles County and other agencies on regulatory approvals for future development areas in Valencia that would allow Five Point to deliver thousands of additional homesites in the County's severely undersupplied market.
  - In total, these developments are expected to consist of approximately 8,900 market-rate homesites and ~180 net acres of commercial land, ~140 of which is expected to cater towards industrial-focused uses

Acres Sold


Residential
59
52
57
0
72
54
0
2019
2020
2021
2022
2023
2024
H1'25

Homesites Sold


Builder Sales
0
0
346
594
297
348
116
711
512
643
0
729
493
0
2019
2020
2021
2022
2023
2024
H1'25

Land Sale Revenue ($mm)(1)


$135
$119
$167
$0
$162
$139
$0
2019
2020
2021
2022
2023
2024
H1'25

Source: Company filings as of June 30, 2025
(1) Excludes deferred payment on prior land sale, closing costs, marketing fee, price participation payments (PAPA) and agricultural revenues

FIVEPOINT 12

2 Our Communities: Currently Entitled (Mission Village Currently Under Development) - 220 Remaining Revenue Acres Pending Subdivision Map & Other Regulatory Approvals (Next Phase of Development After Mission Village) - 302 Revenue Acres Pending Subdivision Map & Other Regulatory Approvals (Development Phases After Entrada South & Valencia Commerce Center) - 669 Revenue Acres Other Remaining Areas (Last Development Phases - Potrero Valley and Homestead North) - 819 Revenue Acres (1) As of December 31, 2024; Revenue acres are subject to change based on ultimate use and land planning 13

2 Our Communities: Candlestick and San Francisco Shipyard Approximately 800 acres of bayfront property planned for up to approximately 12,000 (1) (1) homesites and approximately 6.3 million square feet of commercial space located in the heart of San Francisco (1) As of June 30, 2025; Actual commercial square footage and number of homesites are subject to change based on ultimate use and land planning 14

2 Our Communities: Development Program RESEARCH & RETAIL, ENTERTAINMENT RESIDENTIAL RECREATION DEVELOPMENT & HOTEL Up to 7,200 Up to 2.8 Million SF Up to 550,000 SF Outdoor Space New housing units R&D/Office space available at Commercial space for retail, 105 acres of parks, dedicated bike (4,759 market rate) for sale or scale for artificial intelligence, life restaurants, hotels, entertainment lanes, Bay Trail bike path and lease; 379 units already sold and science and technology venues and community space water sports via State Park 337 units built at Alice Griffith 15

2 Our Communities: Current Work Plan INFRASTRUCTURE ⚫ Detailed planning and engineering for Phase 2 infrastructure in process DESIGN WORK ⚫ Obtaining necessary permits (non-discretionary) for infrastructure INFRASTRUCTURE development PERMITTING ⚫ Targeted for Q1 2026 ⚫ Begin infrastructure development work CONSTRUCTION ⚫ Projected for early 2026 ⚫ Receive cost reimbursements through public financing programs, including Community Facilities District and tax increment financing PUBLIC FINANCING ⚫ Opportunity for substantial development cost reimbursement through Previously Sold Residential Blocks public financing vehicles 16

3 Investment in Hearthstone Residential Creates a New Growth Engine Expands Capital Solutions Offering to Homebuilders ⚫ Broadens Five Point’s platform to deliver flexible, off-balance sheet capital supporting homebuilders’ land-light strategies Enhances Investment Management Capabilities ⚫ Founded in 1992 with over three decades of experience managing institutional capital in ⚫ Positions Five Point as a leading allocator of institutional capital, complementing its residential for-sale housing development expertise with fund management capabilities ⚫ Manages over $2.6bn of institutional capital and has funded the development of over 173k homes, representing over $21bn in invested capital Accelerates Ability to Scale Nationally ⚫ Diversified platform with four business lines: ⚫ Adds a proven, cycle-tested platform with deep relationships across leading builders, land – Land banking / lot option program providing capital to developers and capital providers across the U.S. public homebuilders – Joint venture financing program to support for-sale homes, MPCs and mixed-use properties Diversifies Revenue Model – Model home sale leaseback ⚫ Introduces stable, recurring asset management and performance fees, reducing reliance on transactional land sales – Advisory services for real estate investors and financial institutions ⚫ Following the acquisition, Five Point owns 75% of Enables Capital Efficient Growth Hearthstone Residential Holdings, LLC, with the remaining 25% retained by entities affiliated with Mark ⚫ Historically, Hearthstone has contributed a ~1% co-investment in its investment funds Porath, Hearthstone’s CEO ⚫ As part of the acquisition, Five Point has committed to fund the next $37.5 million in capital contributions to the venture to facilitate the creation of new funds 17

3 Positioned to Address a Missing Component of the Housing Ecosystem Homebuilders: Transitioning towards Land Acquisition and Development is an Land Banking is in its Early Innings of Growth as a Capital Source Important Frontier for Institutionalization Asset-Light Models ⚫ Homebuilders are increasingly focused on ⚫ Land banks have become a critical solution ⚫ Large builders require a predictable supply of establishing business models that generate provider for builders to maintain asset-light homesites predictable returns across cycles through: business models ⚫ While industry consolidation has occurred – Just-in-Time Production Focus ⚫ Public homebuilders today control over 70% of within the homebuilding industry, land (1) – Asset-Light Land Strategy their lots in aggregate off balance sheet development remains a highly fragmented and local industry – Manufacturing-oriented Business Model ⚫ While institutional capital has entered the ⚫ This transition is a significant change from the space, land banking as an asset class remains ⚫ There is a limited universe of scaled land historical business model where a homebuilder in its nascency and is early in its developers who operate with a nationwide both purchased land and funded land institutionalization footprint to service builders development Advantage Advantage Advantage Deep relationships with leading homebuilders Experienced operating teams between Five Established land banking platform and as a trusted provider of finished lots and pads Point and Hearthstone to create a nationwide operations through Hearthstone acquisition through our existing MPCs development platform (1) John Burns Research and Consulting 18

3 Expanded Strategic Focus MPC DEVELOPMENT ⚫ Harvest existing MPC assets, with focus on optimizing cash flow deployment to near-term cash flow generating opportunities ⚫ Expand fee-based revenue model through management and performance fees JOINT VENTURE FINANCING ⚫ Expand joint venture partnerships with other builders, developers, and capital providers to improve capital efficiency and returns ⚫ Selectively pursue land development opportunities with focus on mid-term land (investment horizon that is outside of land bank capital model) LOT OPTION PROGRAM ⚫ Leverage existing underwriting and platform capabilities to expand lot option program with institutional capital base ⚫ Goal to expand Hearthstone assets under management ADVISORY SERVICES ⚫ Advisory platform to builders and developers 19

4 Strong Credit Profile Strong Credit Profile Capitalization ⚫ Debt / book capitalization of 19.1% (150bps decrease YoY) $mm As of 6/30/2025 ⚫ Net debt / net book capitalization of 3.0% Cash and cash equivalents $457 Total inventory and investment in unconsolidated entities 2,561 ⚫ Current liquidity at 6/30/2025 of $582mm (+70% YoY) ⚫ Reduced senior notes by $100mm in 2024 $125mm revolving credit facility – ⚫ Master planned communities are unencumbered with no project debt 7.875% senior notes due 2025 2 ⚫ Ability to quickly suspend or terminate planning and development expenditures, 10.500% senior notes due 2028 523 if appropriate Total debt $525 ⚫ In April 2025, S&P Global Ratings upgraded Five Point’s corporate rating to B, Net debt $68 upgraded senior notes rating to B+, and continued its outlook at stable Total capital $2,225 Current Debt Maturity Profile Total book capitalization $2,750 Senior Notes Revolving Credit Facility (undrawn) $mm Total net capitalization $2,293 $523 Credit metrics Cash + inventory + investment in unconsolidated entities / Debt 5.7x $25 Debt / book capitalization 19.1% $2 $100 (1) (1) 2025 2026 2027 2028 2029 2030 Net debt / net book capitalization 3.0% (1) The Company has a $125mm unsecured revolving credit facility, with $25mm of the commitment under the revolving credit facility maturing in April 2026 and the remaining $100mm commitment maturing in July 2027 20

4 Current Market Data Supports Aggregate Inventory Value

Five Point Holdings

Total Inventories

~$2,400mm

Investments in Unconsolidated Entities

~$160mm

Community Level Build-Up

Community	Value
San Francisco Venture (100% Ownership)	Total Inventories ~$1,450mm
Valencia (100% Ownership)	Total Inventories ~$950mm
Great Park Venture (37.5% Ownership)	Total Inventories ~$85mm (FPH share) FPH Investment in GPV ~$125mm

San Francisco Venture:
- ~85 high density residential and commercial acres remaining to be sold at Candlestick
- The last recorded land sale within the Candlestick site was a 3.6 acre residential site at $25.4mm per acre
- Additional 117 acres to become available at Shipyard
- Opportunity for substantial development cost reimbursement through public financing vehicles

Valencia:
- ~2,000 residential and commercial acres remaining to be sold
- Recent and pending residential and commercial land sales reflect a combined valuation of $2.5mm to $3.0mm per acre
- Latest sales occurred at ~35% margin

Great Park Venture:
- ~200 residential and commercial acres remaining to be sold
- Recent and pending residential and commercial land sales reflect a combined valuation of $8.5mm to $11.0mm per acre
- Latest sales occurred at ~75% margin

Source: Company filings as of June 30, 2025

FIVEPOINT 21

4 Generating Positive Earnings while Strategically De-leveraging ⚫ Expected to continue to demonstrate positive annual net income Figures in $mm Net Income Nine consecutive quarters $178 of positive net income $114 $69 $22 $13 $1 ($35) 2019 2020 2021 2022 2023 2024 H1'25 Figures in $mm Net Debt $493 $360 $327 $278 $271 $94 $68 2019 2020 2021 2022 2023 2024 H1'25 Source: Company filings as of June 30, 2025 22

4 Low Leverage and High Asset Coverage ⚫ Five Point has significantly lower leverage and higher asset coverage than most peers Total Debt to Book Cap 59% 52% 50% 51% 48% 46% 34% 34% 33% 32% 26% 24% 22% 19% 18% FPH FOR BRP HHH MHO TPH TMHC MTH KBH CCS MDC LGIH BZH DFH HOV (6/30/2025) Five Point Land developers Homebuilders Cash + Inventory + Unconsolidated Entities / Debt 6.0x 5.7x 4.5x 3.8x 3.7x 3.5x 3.3x 3.0x 2.8x 2.2x 2.1x 2.1x 1.7x 1.4x 1.4x FPH FOR BRP HHH MHO TPH TMHC MTH KBH CCS MDC LGIH BZH DFH HOV (6/30/2025) Five Point Land developers Homebuilders Source: Company filings; data as of June 30, 2025 23

5 High Quality Group of Collaborators and Partners ⚫ Deep existing relationships with key collaborators and partners help with seamless development of communities ⚫ We seek out strong collaborators in our state that are leaders of innovation in their industries and share our passion for building sustainable communities ⚫ We are continuing California’s proud tradition of cultivating inventive thinking and offering accessibility to life-changing experiences Local Government Community Partnerships Los Angeles County San Francisco County City of Irvine Capital Partner Relationships Builder Relationships Strong relationships with the homebuilder community Repeat business with top builders in Great Park and Valencia communities 24

6 Nationally-Recognized, Experienced and Proven Leadership Team

- Wide-ranging experience including community development, urban and infill redevelopment, and miliary base reuse
- Longstanding community relationships and experience crucial to helping us understand public policy objectives, navigate the complex entitlement process, and develop innovative plans that satisfy a wide range of stakeholder objectives



Dan Hedigan
President and Chief Executive Officer

- 40+ years of experience in MPC development and homebuilding
- February 2022 - Present: CEO, FPH
- 2013 - 2021: President of Land Sales & Homebuilding, Irvine Company
- 1992 - 2013: Various legal and executive positions, Irvine Company



Michael Alvarado
Chief Operating Officer Chief Legal Officer

- 30+ years of experience in real estate entitlement, development and transactions
- Leads: Operations, Legal, Risk Management, HR and Contracts / Purchasing functions at Five Point
- July 2011 - Present: Chief Legal Officer, FPH & Five Point Management Company
- 1992 - 2011: Partner & Associate at Allen Matkins Leck Gamble Mallory & Natsis LLP



Kim Tobler
Chief Financial Officer, Treasurer and Vice President

- 35+ years of experience in real estate tax planning, finance and accounting
- September 2023 - Present: CFO, FPH
- 2016 - September 2023: VP Treasury & Tax, FPH
- 2008 - 2016: Partner, Ernst & Young
- 2003 - 2008: SVP Finance & reporting, Irvine Company
- 1984 - 2003: Various positions including Partner, Ernst & Young



Greg McWilliams
Chief Policy Officer

- 40+ years of land development experience
- Executive at KB Home
- Former President at Newhall Land & Farming Co.

FIVEPOINT 25

6 High Quality Sponsorship and Board of Directors Director Background Lennar is a long-standing investor in Five Point Executive Chairman, Five Point ✓ Lennar has been an initial investor in each Stuart Miller Executive Chairman and Co-CEO Lennar of our three communities in 1999 – 2007 Lead Director, Five Point ✓ Lennar demonstrated its continued LI Michael Rossi Former Chairman and CEO, Shorenstein Properties support by investing $100mm in our IPO in 2017 Chairman Emeritus of the Board, Emile Haddad Founder and former Chief Executive Officer, Five Point ✓ Lennar is our largest shareholder with 39% equity ownership I Kathleen Brown Partner, Manatt, Phelps & Phillips ✓ Stuart Miller serves as Executive I William L. Browning Retired Partner, Ernst & Young Chairman of Five Point I Sam Levinson CIO, Glick Family Investments ✓ Lennar is consistently the largest builder in our communities I Jonathan Foster Founder, Current Capital Partners ✓ Five Point has a conflicts committee consisting of independent directors that Gary Hunt Vice Chairman, California Strategies review related-party transactions I Michael Winer Retired Lead Portfolio Manager, Third Avenue Management LI Lead independent director I Independent director 26

Conclusion 1 Highly-compelling long-term California market dynamics 2 Differentiated MPCs in prime locations within supply-constrained markets 3 Investment in Hearthstone Residential creates a new growth engine Conservative balance sheet with low leverage and high asset coverage 4 Strong relationships with leading builders and organizations 5 Proven management team with strong track record of execution 6 27

28